EXHIBIT 10.1

EXECUTION COUNTERPART

AMENDMENT NO. 6

AMENDMENT NO. 6 (this “Amendment No. 6”) dated as of November 22, 2002 to the Credit Agreement referred to below, between CHART INDUSTRIES, INC., a Delaware corporation (the “Borrower”); the Subsidiary of the Borrower identified under the caption “SUBSIDIARY BORROWER” on the signature pages hereto (the “Subsidiary Borrower”); each of the Subsidiaries of the Borrower identified under the caption “SUBSIDIARY GUARANTORS” on the signature pages hereto (individually, a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors” and, together with the Borrower and the Subsidiary Borrower, the “Obligors”); each of the lenders that is a signatory hereto (individually, a “Lender” and, collectively, the “Lenders”); and JPMORGAN CHASE BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

The Borrower, the Subsidiary Borrower, the Subsidiary Guarantors, each of the lenders that is a signatory thereto and the Administrative Agent are parties to a Credit Agreement dated as of April 12, 1999 (as heretofore modified and supplemented and in effect immediately prior to the effectiveness of this Amendment No. 6, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for loans and other extensions of credit to be made by said lenders to the Borrower in an aggregate principal or face amount as specified therein. The Borrower, the Subsidiary Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1.    Definitions.    Except as otherwise defined in this Amendment No. 6, terms defined in the Credit Agreement are used herein as defined therein.

Section 2.    Amendments.    Subject to the satisfaction of the conditions precedent specified in Section 4, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01.    References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02.    The definition of “Restructuring Charges” contained in Section 1.01 of the Credit Agreement is hereby amended by deleting the reference in such definition to “$10,000,000” and replacing it with “$14,000,000”.

2.03.    Section 7.03(b) of the Credit Agreement is hereby amended by (x) deleting the “and” after clause (iv) thereof, (y) renumbering clause (v) as clause (vi) and (z) adding a new clause (v) to read in its entirety as follows:

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“(v)  the closure and/or conveyance or sale by the Borrower and/or its Subsidiaries of the assets of its engineering and manufacturing facility located in Wolverhampton, England (including the stock of any Subsidiary which is solely holding such assets); provided that in the event of any proposed conveyance or sale, (i) the price of any assets to be conveyed or sold shall be approved by the Required Lenders prior to such conveyance or sale and (ii) the proceeds from any such conveyance or sale are used to prepay the Loans to the extent required by Section 2.10(b)(v); and”

Section 3.    Representations and Warranties.    The Borrower represents and warrants to the Lenders that (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV to “this Agreement” included reference to this Amendment No. 6 and (b) immediately before and after giving effect to the amendments set forth in Section 2 of this Amendment No. 6, no Default shall have occurred and be continuing.

Section 4.    Conditions Precedent.    The amendments set forth in Section 2 of this Amendment No. 6 shall become effective, as of the date hereof, upon the execution of this Amendment No. 6 by each of the Obligors and each of the Lenders and the delivery thereof to the Administrative Agent.

Section 5.    Limited Waiver; Reservation of Rights.    Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect and nothing herein shall constitute a waiver of, or any agreement to provide a waiver of, any existing or future Default. Notwithstanding anything contained herein to the contrary, the Administrative Agent and the Lenders reserve all of its or their rights, powers, privileges and remedies under or in respect of the Credit Agreement and the other Credit Documents, at law, in equity or otherwise in connection with the obligations owing by the Obligors thereunder, and all collateral security and/or guarantees therefor, all of which are expressly reserved. This Amendment No. 6 shall not be deemed or otherwise construed: to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the other Credit Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents; or to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand. Neither the requirements of good faith and fair dealing nor any other theory, concept or argument shall require any Lender to impart upon the Borrower any further or greater benefits; to suffer any prejudice or impairment of any kind whatsoever; or to tolerate any noncompliance with this Amendment No. 6 and the Credit Documents, because each Lender has bargained for and given valuable consideration for this Amendment No. 6 and the Credit Documents and its creation of express, explicit and objective limits of what benefits each Lender is willing to provide to the Borrower, and what, in return, the Borrower is required to provide to each Lender. This Amendment No. 6 and the Credit Documents provide a clear statement of each Lender’s requirements and obligations and creates an agreed upon standard of performance upon which each Lender is entitled to rely in

Amendment No. 6

exercising and enforcing its respective remedies under the Credit Agreement and the other Credit Documents.

Section 6.    Ratification of Obligations, Etc.    By its execution of this Amendment No. 6, each of the Obligors (a) ratifies and reaffirms in all respects its obligations under the Credit Agreement and the other Credit Documents to which it is a party, and confirms that each such agreement to which it is a party is valid and enforceable against such Obligor and (b) agrees that there are no oral agreements or understandings among such Obligor and the Administrative Agent or any Lender relating to this Amendment No. 6, the Credit Agreement or any other Credit Document.

Section 7.    Acknowledgment and Release.    (a)  Each of the Obligors acknowledges that neither the Administrative Agent nor any Lender has at any time directed or participated in any aspect of the management of the Obligors or any of their respective Affiliates or the conduct of the businesses of the Obligors, or any of their respective Affiliates, and the Obligors, and any of their respective Affiliates, have made all of their respective business decisions independently of the Administrative Agent or any Lender. Notwithstanding any other provision of this Amendment No. 6 or the Credit Agreement, or any other contract or instrument between the Obligors, or any of their respective Affiliates, on the one hand, and the Administrative Agent and the Lenders, or any of them, on the other hand: (i) the relationship between the Administrative Agent or any Lender, on the one hand, and each of the Obligors, or any of their respective Affiliates, on the other hand, shall be limited to the relationship of a lender to a borrower in a commercial loan transaction; (ii) neither the Administrative Agent nor any Lender is or shall be construed as a partner, joint venturer, alter-ego, manager, controlling person or other business associate or participant of any kind of the Obligors, or any of their respective Affiliates (or any other Person), and neither the Administrative Agent nor any Lender intends to assume any such status at any time; and (iii) neither the Administrative Agent nor any Lender shall be deemed responsible for (or a participant in) any acts, omissions or decisions of the Obligors, or any of their respective Affiliates, or any other Lender or, in the case of Lenders, the Administrative Agent.

(b)  Each of the Obligors further acknowledge and agree that they have no claims, demands, damages, suits, cross complaints, counterclaims, conditions, causes of action, debts, offsets, disgorgements or assertions of any kind or nature whatsoever, whether known or unknown, and whenever or however arising that can be asserted to reduce or eliminate all or any part of their respective liability to repay all amounts owed under the Credit Documents, or to seek any affirmative relief or damages of any kind or nature from the Administrative Agent or Lenders, or any of them, that arises out of or relates to any Prior Event (the “Claims”), and to the extent any such Claims exist, they are fully and forever released as provided in paragraph (c) below. As used herein the term “Prior Event” means any transaction, event, circumstances, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun prior to the execution of this Amendment No. 6 or occurred, existed, was taken, permitted or begun in accordance with, pursuant to or by virtue of any terms of this Amendment No. 6, the Credit Agreement, the other Credit Documents, the transactions referred to herein and/or therein, or oral or written agreement relating to any of the foregoing, including without limitation any approval or acceptance given or denied.

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(c) Each of the Obligors on behalf of itself, and any Person claiming by, through, or under any of the Obligors, (each a “Releasing Party” and collectively the “Releasing Parties”) hereby releases, remises, waives and forever discharges the Administrative Agent, the Lenders, and any or all of the Administrative Agents’ or Lenders’ subsidiaries, Affiliates, directors, officers, employees, agents, attorneys, financial advisors, representatives, successors and assigns, from any and all Claims. This Section 7 shall survive the termination of this Amendment No. 6 or any Credit Document. Each Releasing Party has been advised by counsel with respect to the release contained in this Section 7. Each Releasing Party hereby affirms its intent to waive unknown claims and to waive any statutory protection available in any applicable jurisdiction with respect thereto.

Section 8.    Miscellaneous.    The Borrower shall pay all reasonable expenses incurred by the Administrative Agent (including the reasonable fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to JPMorgan Chase Bank) in connection with the preparation, negotiation, execution and delivery of this Amendment No. 6. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 6 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 6 by signing any such counterpart. This Amendment No. 6 shall be governed by, and construed in accordance with, the law of the State of New York.

Amendment No. 6

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to be duly executed by their respective authorized officers as of the day and year first above written.

CHART INDUSTRIES, INC.

By:	/s/ Michael F. Biehl
Name: Michael F. Biehl Title: Chief Financial Officer and Treasurer

SUBSIDIARY BORROWER

CHART HEAT EXCHANGERS LIMITED

By:	/s/ Michael F. Biehl
Name: Michael F. Biehl Title: Director

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SUBSIDIARY GUARANTORS

CHART HEAT EXCHANGERS LIMITED PARTNERSHIP

By:	CHART MANAGEMENT COMPANY, INC., as its sole general partner

By:	/s/ Michael F. Biehl
Name: Michael F. Biehl Title: Chief Financial Officer and Treasurer

CHART INDUSTRIES FOREIGN SALES CORPORATION

By:	/s/ Michael F. Biehl
Name: Michael F. Biehl Title: Chief Financial Officer and Treasurer

CHART INTERNATIONAL INC.

By:	/s/ Michael F. Biehl
Name: Michael F. Biehl Title: Chief Financial Officer and Treasurer

CHART MANAGEMENT COMPANY, INC.

By:	/s/ Michael F. Biehl
Name: Michael F. Biehl Title: Chief Financial Officer and Treasurer

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CHART LEASING, INC.

By:	/s/ Michael F. Biehl
Name: Michael F. Biehl Title: Chief Financial Officer and Treasurer

CHART, INC.

By:	/s/ Michael F. Biehl
Name: Michael F. Biehl Title: Chief Financial Officer and Treasurer

CHART INTERNATIONAL HOLDINGS, INC.

By:	/s/ Michael F. Biehl
Name: Michael F. Biehl Title: Chief Financial Officer and Treasurer

CHART ASIA, INC.

By:	/s/ Michael F. Biehl
Name: Michael F. Biehl Title: Chief Financial Officer and Treasurer

CAIRE INC.

By:	/s/ Michael F. Biehl
Name: Michael F. Biehl Title: Chief Financial Officer and Treasurer

COOLTEL, INC.

By:	/s/ Michael F. Biehl
Name: Michael F. Biehl Title: Chief Financial Officer and Treasurer

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NEXGEN FUELING, INC.

By:	/s/ Michael F. Biehl
Name: Michael F. Biehl Title: Chief Financial Officer and Treasurer

GREENVILLE TUBE, LLC

By:	/s/ Richard L. Vareha
Name: Richard L. Vareha Title: Chief Financial Officer and Treasurer

Amendment No. 6

[LENDERS

JPMORGAN CHASE BANK, individually and as Administrative Agent

By:	/s/ R. A. O’Dell
Name: R. A. O’Dell Title: Managing Director

NATIONAL CITY BANK

By:	/s/ Anthony J. DiMare
Name: Anthony J. DiMare Title: Senior Vice President

BANK ONE NA

By:	/s/ Gaye C. Plunkett
Name: Gaye C. Plunkett Title: Vice President

VAN KAMPEN PRIME RATE INCOME TRUST

By: Van Kampen Advisory Investment Corp.

By:	/s/ Christina Jamieson
Name: Christina Jamieson Title: Vice President

SENIOR DEBT PORTFOLIO

By: Boston Management and Research, as Investment Advisor

By:	/s/ Scott H. Page
Name: Scott H. Page Title: Vice President

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U.S. BANK NATIONAL ASSOCIATION

By:	/s/ James P. Cecil
Name: James P. Cecil Title: AVP

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ George Veter
Name: George Veter Title: Vice President

FLEET NATIONAL BANK

By:	/s/ Peter M. Anzivino
Name: Peter M. Anzivino Title: Authorized Signer

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Robert M. Kadlick
Name: Robert M. Kadlick Title: Duly Authorized Signatory

HARRIS TRUST AND SAVINGS BANK

By:	/s/ Sandra J. Sanders
Name: Sandra J. Sanders Title: Vice President

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THE HUNTINGTON NATIONAL BANK

By:	/s/ John R. Bruch
Name: John R. Bruch Title: Vice President

ENDEAVOUR, LLC

By:	/s/ Stuart J. Lissner
Name: Stuart J. Lissner Title: Managing Director

CITIZENS BANK OF MASSACHUSETTS

By:	/s/ Christopher G. Daniel
Name: Christopher G. Daniel Title: Vice President

BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.

By:	/s/ Dieter Boehme	Hans Jung
	Name: Dieter Boehme Title: Executive Vice President	Hans Jung Associate Director

FIRST MERIT BANK N.A.

By:	/s/ John F. Neumann
Name: John F. Neumann Title: Senior Vice President

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KEYBANK NATIONAL ASSOCIATION

By:	/s/ Nadine M. Eames
Name: Nadine M. Eames Title: Vice President

KZH RIVERSIDE LLC

By:	/s/ Rowena Smith
Name: Rowena Smith Title: Authorized Agent

KZH STERLING LLC

By:	/s/ Rowena Smith
Name: Rowena Smith Title: Authorized Agent

KZH CYPRESSTREE – 1 LLC

By:	/s/ Rowena Smith
Name: Rowena Smith Title: Authorized Agent

CENTURION CDO I, LIMITED

By: American Express Asset Management Group Inc. as Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver Title: Managing Director

CENTURION CDO II, LIMITED

By: American Express Asset Management Group Inc. as Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver Title: Managing Director

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CENTURION CDO III, LIMITED

By: American Express Asset Management Group Inc. as Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver Title: Managing Director

CENTURION CDO IV, LIMITED

By: American Express Asset Management Group Inc. as Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver Title: Managing Director

CENTURION CDO VI, LTD

By: American Express Asset Management Group Inc. as Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver Title: Managing Director

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